UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-00395	31-0387920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry in to a Material Definitive Agreement.

On December 27, 2022, NCR Corporation, a Maryland corporation (referred to herein as the “Company”) entered into that certain Fifth Amendment (the “Amendment”) to the Company’s existing credit agreement, which was originally dated as of August 22, 2011 (such agreement, as amended and restated most recently as of August 28, 2019 (as amended by (i) that certain First Amendment, dated as of October 7, 2019, (ii) that certain Second Amendment, dated as of April 7, 2020, (iii) that certain Third Amendment, dated as of January 22, 2021, (iv) that certain Fourth Amendment, dated as of February 4, 2021, (v) that certain Incremental Revolving Facility Agreement, dated as of February 16, 2021, (vi) that certain Incremental Term Loan A Facility Agreement, dated as of February 16, 2021 and (vii) that certain Incremental Revolving Facility Agreement (TLA-2 Conversion), dated as of June 24, 2021), the “Existing Credit Agreement”), among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Amendment provides the Company and its subsidiaries with the flexibility to enter into financing and/or other monetization arrangements secured by certain automated teller machines and related receivables of the Company and its subsidiaries. The Amendment does not increase the overall debt or lien incurrence capacity under the Existing Credit Agreement.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

10.1	Fifth Amendment to the Credit Agreement, dated as of December 27, 2022, by and among NCR Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR CORPORATION

Date: December 28, 2022	By:	/s/ Timothy C. Oliver
Timothy C. Oliver
Senior Executive Vice President, Chief Financial Officer